UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                         Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2015
                                                 ------------------

             Dynasil Corporation of America
   ------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

 Delaware                   000-27503                22-1734088
-----------               ---------------          -------------
(State or other           (Commission              (IRS Employer
jurisdiction               File Number)         Identification No.)
of incorporation)


      313 Washington Street, Suite 403, Newton, MA  02458
  ------------------------------------------------------------
           (Address of principal executive offices)

                      (617)-668-6855
   ----------------------------------------------------------
     (Registrant's telephone number, including area code)

                         Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07      Submission of Matters to a Vote of Security Holders.

On February 26, 2015, the Company held its Annual Meeting. The matters voted upon were: (1) the election of seven directors to serve until the next Annual Meeting; (2) the ratification of the appointment of McGladrey LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2015, and (3) an advisory vote regarding the compensation of the Company's named executive officers.

(1)	Election of Directors.

The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

The following is a breakdown of the voting results:


  	  	Votes 		Votes 		Broker Non-
		For		Withheld	Votes
                ---------       ---------       -----------
Craig T. Dunham	6,401,757	1,118,668	5,080,992
Lawrence Fox	6,856,282	  664,143	5,080,992
William Hagan	6,768,198	  752,227	5,080,992
Michael Joyner	7,079,714	  440,711	5,080,992
David Kronfeld	7,138,882	  381,543	5,080,992
Alan Levine	7,139,482	  380,943	5,080,992
Peter Sulick	6,860,271	  660,154	5,080,992




(2)	Appointment of McGladrey LLP as Independent Registered
Public Accounting Firm.

The shareholders of the Company ratified the appointment of McGladrey LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2015.

The following is a breakdown of the voting results:


  		Votes For	Votes Against	Abstentions
                ---------       -------------   -----------
Number of
Votes Cast:	10,668,347	   884,564          19,952




(3)	Advisory Vote Regarding Executive Officers' Compensation

The stockholders of the Company approved the compensation of the Company's executive officers in an advisory vote. The following is a breakdown of the voting results:


  		Votes For	Votes Against	Abstentions
                ---------       -------------   -----------
Number of
Votes Cast:	6,830,386	   685,237	   4,802


There were no broker non-votes on proposal 3.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DYNASIL CORPORATION OF AMERICA
        (Registrant)

Date:	February 27, 2015	         By: /s/ Peter Sulick
                                             Peter Sulick
                                             President and CEO